UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2009

THE AES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia	22203
(Address of principal executive offices)	(Zip code)

(703) 522-1315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed to recast previously-filed financial statements to reflect the effect of changes to the Company’s reportable segments and the adoption of SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (“SFAS No. 160”). The recast presented in this Form 8-K is limited to these items, as further described in Item 8.01 below.

Item 8.01	Other Events

On February 26, 2009, The AES Corporation (“the Company”) filed its Annual Report on Form 10-K for the year ended December 31, 2008 (“2008 Form 10-K”). Effective January 1, 2009, the Company adopted SFAS No. 160. Additionally, effective January 1, 2009, the Company changed its reportable segments. On May 8, 2009, the Company filed its Quarterly Report on Form 10-Q (the “Form 10-Q”) for the quarter ended March 31, 2009 which reflected its adoption of SFAS No. 160 and its change in reportable segments. On this Form 8-K, the Company has revised its consolidated financial statements and notes, Business Overview, Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations for each of the years ended December 31, 2008, 2007 and 2006 to give effect to the retrospective presentation and disclosure requirements of SFAS No. 160 and the change in reportable segments. This revised information and the revised Reports of Independent Registered Public Accounting Firms are filed as Exhibit 99.1 to this Current Report on Form 8-K. All other information in the 2008 Form 10-K remains unchanged. Also filed as Exhibits 23.1 and 23.2 to this Current Report on Form 8-K are the Consents of Independent Registered Public Accounting Firms.

The revisions to the 2008 Form 10-K are summarized below:

The Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Consolidated Statements of Operations, Consolidated Balance Sheets, Consolidated Statements of Cash Flows, Consolidated Statements of Changes in Equity and Notes 1, 14, 17 and 26 to the consolidated financial statements, included in Items 6, 7 and 8 of the Company’s 2008 Form 10-K, respectively, were revised to reflect the retrospective presentation and disclosure requirements of SFAS No. 160.

The Overview and Our Organization and Segments, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Notes 8, 9 and 15 to the consolidated financial statements, included in Items 1, 7 and 8 of the Company’s 2008 Form 10-K, respectively, were revised to reflect the retroactive presentation of the change in reportable segments.

This Current Report on Form 8-K does not reflect events or developments that occurred after February 26, 2009, and does not modify or update the disclosures in any way other than as required to reflect the effect of the change in the Company’s reportable segments and the adoption of SFAS No. 160 as described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update the information contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. The Company’s Schedule II – Valuation and Qualifying Accounts, as filed in the 2008 Form 10-K, has not been included herein, as such amounts have not been revised. More current information is contained in the Company’s Forms 10-Q for the periods ended March 31 and June 30, 2009 and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the Forms 10-Q for the periods ended March 31 and June 30, 2009 and other documents filed by the Company with the SEC subsequent to February 26, 2009. Revisions to the 2008 Form 10-K included in this Current Report on Form 8-K as noted above supercede the corresponding portions of the Company’s 2008 Form 10-K.

Attached as Exhibit 101 to this report are the following financial statements from Exhibit 99.1 to this Current Report on Form 8-K formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets at December 31, 2008 and 2007, (ii) the Consolidated Statements of Operations for the years ended December 31, 2008, 2007 and 2006, (iii) the Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006, (iv) the Consolidated Statements of Changes in Equity for the years ended December 31, 2008, 2007 and 2006 and (v) the Notes to the Consolidated Financial Statements, tagged as blocks of text. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL formatted documents is unaudited and that these are not the official publicly filed financial statements of The AES Corporation. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and should not rely on the information in Exhibit 101 of this Current Report on Form 8-K in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 101, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

The following exhibits are included in this Report:

Ex. 23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

Ex. 23.2	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.

Ex. 99.1	Revised consolidated financial information for the years ended December 31, 2008, 2007 and 2006.

Ex. 101	The following materials from this Current Report on Form 8-K formatted in Extensible Business Reporting Language (“XBRL”): (i) the Consolidated Balance Sheets at December 31, 2008 and 2007, (ii) the Consolidated Statements of Operations for the years ended December 31, 2008, 2007 and 2006, (iii) the Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006, (iv) the Consolidated Statements of Changes in Equity for the years ended December 31, 2008, 2007 and 2006 and (v) the Notes to the Consolidated Financial Statements, tagged as blocks of text.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2009

THE AES CORPORATION

By:	/S/ MARY E. WOOD
Name:	Mary E. Wood
Title:	Vice President & Controller